UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 30, 2012 (January 26, 2012)

QUANTA SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13831	74-2851603
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2800 Post Oak Boulevard, Suite 2600 Houston, Texas 77056
(Address of principal executive offices, including ZIP code)

(Registrant’s telephone number, including area code)(713) 629-7600

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On January 26, 2012, Quanta Services, Inc. (“Quanta”) entered into Amended and Restated Indemnity Agreements (“Indemnity Agreements”) with each of its directors and executive officers in the form attached as Exhibit 10.1. The new Indemnity Agreements amend and restate in their entirety the indemnity agreements previously in effect between the Company and such directors and executive officers. Quanta may from time to time enter into additional indemnity agreements with other of its future directors and officers utilizing the same form of Indemnity Agreement.

The Indemnity Agreements generally provide that Quanta will, to the fullest extent permitted by applicable law, indemnify and hold harmless each indemnitee that, by reason of the fact that the indemnitee is or was a director or officer of Quanta, is or is threatened to be made a party to or a participant in any civil, criminal, administrative or investigative proceeding against all expenses, judgments, fines, penalties and amounts paid in settlement actually and reasonably incurred by the indemnitee in connection with any such proceeding. The Indemnity Agreements provide the indemnitee with indemnification rights in connection with third-party proceedings and proceedings brought by or in the right of Quanta. In addition, the Indemnity Agreements provide for the advancement of expenses incurred by the indemnitee in connection with any covered proceeding to the fullest extent permitted by applicable law. The Indemnity Agreements also provide that if the indemnification rights provided for therein are unavailable for any reason, Quanta will pay, in the first instance, the entire amount incurred by the indemnitee in connection with any covered proceeding and waives and relinquishes any right of contribution Quanta may have against the indemnitee.

The rights provided by the Indemnity Agreements are in addition to any other rights to indemnification or advancement of expenses to which the indemnitee may be entitled under applicable law, Quanta’s Restated Certificate of Incorporation or Amended and Restated Bylaws, or otherwise.

The foregoing summary of some of the terms of the Indemnity Agreements is qualified in its entirety by reference to the complete text of the form of such agreement, a copy of which is filed as an exhibit to this report and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Exhibit

10.1	Form of Amended and Restated Indemnity Agreement between Quanta Services, Inc. and its directors and officers

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 30, 2012	QUANTA SERVICES, INC.

	By:	/s/ Tana Pool
Name: Tana Pool
Title: Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Exhibit

10.1	Form of Amended and Restated Indemnity Agreement between Quanta Services, Inc. and its directors and officers

4